YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

CONDENSED BALANCE SHEETS
(unaudited)

	March 31,	December 31,
	2011	2010

ASSETS
Current assets
Cash	$871,220	$4,059,433
Restricted cash	381,092	378,112
Accounts receivable	6,170,437	5,407,304
Inventories	1,256,490	1,169,013
Other current assets	48,014	10,748
Total current assets	8,727,253	11,024,610

Noncurrent assets
Property, plant and equipment, net	5,011,446	4,728,884
Intangible assets	10,342,108	10,268,060
Total noncurrent assets	15,353,554	14,996,944
Total assets	$24,080,807	$26,021,554

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$2,405,667	$1,918,853
Accrued expenses	827,287	869,402
Sales commissions and other payables	279,206	330,132
Advances from customers	167,680	166,369
Income taxes payable	910,232	821,915
Short-term borrowings	2,057,895	5,066,699
Total current liabilities	6,647,967	9,197,370

Noncurrent liabilities
Long-term debt	-	1,512,447
Deferred tax liability	1,155,233	1,073,413
Total noncurrent liabilities	1,155,233	2,585,860
Total liabilities	7,803,200	11,759,230

Commitments

Shareholders’ equity
Registered capital	1,206,753	1,206,753
Accumulated other comprehensive income	796,717	678,449
Statutory reserves	730,234	730,234
Retained earnings	13,543,903	11,646,888
Total shareholders’ equity	16,277,607	14,262,324
Total liabilities and shareholders’ equity	$24,080,807	$26,021,554

See notes to condensed financial statements.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)

	For the Three Months Ended March 31,
	2011	2010

Net revenues	$11,334,115	$6,766,946

Cost of revenues	2,976,997	1,664,410

Gross profit	8,357,118	5,102,536

Selling, general and administrative expenses	5,733,500	3,440,143
Income from operations	2,623,618	1,662,393

Other income (expenses)
Interest income	4,488	651
Interest expense	(98,729)	(39,178)
Other expense	(23)	-
Total other expenses	(94,264)	(38,527)

Income before provision for income taxes	2,529,354	1,623,866

Provision for income taxes	(632,339)	(405,967)

Net income	1,897,015	1,217,899

Other comprehensive income
Unrealized foreign currency translation gain	118,268	12,486

Comprehensive income	$2,015,283	$1,230,385

See notes to condensed financial statements.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
(unaudited)

		Accumulated
		Other			Total
	Registered	Comprehensive	Statutory	Retained	Shareholders’
	Capital	Income	Reserves	Earnings	Equity
Balance at January 1, 2010	$1,206,753	$262,446	$730,234	$5,303,494	$7,502,927
Net income	-	-	-	1,217,899	1,217,899
Foreign currency translation gain	-	12,486	-	-	12,486
Balance at March 31, 2010	$1,206,753	$274,932	$730,234	$6,521,393	$8,733,312

Balance at January 1, 2011	$1,206,753	$678,449	$730,234	$11,646,888	$14,262,324
Net income	-	-	-	1,897,015	1,897,015
Foreign currency translation gain	-	118,268	-	-	118,268
Balance at March 31, 2011	$1,206,753	$796,717	$730,234	$13,543,903	$16,277,607

See notes to condensed financial statements.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended March 31,
	2011	2010
Cash flows from operating activities
Net income	$1,897,015	$1,217,899
Adjustments to reconcile net income to net cash
provided by (used in) operating activities
Depreciation	60,045	59,102
Amortization	6,853	6,604
Deferred income tax provision	73,134	70,485
Changes in operating assets and liabilities
(Increase) decrease in accounts receivable	(718,295)	958,339
(Increase) decrease in other current assets	(37,067)	27,382
Increase in inventories	(78,023)	(84,563)
Decrease in advances to suppliers	-	146,462
Decrease in accrued expenses	(48,817)	(56,231)
Increase (decrease) in accounts payable	470,234	(1,309,724)
Decrease in other payables	(53,969)	(1,387,275)
Increase (decrease) in sales commissions payable	607	(336,863)
Decrease in advances from customers	-	563,344
Increase (decrease) in income taxes payable	81,587	(190,264)
Net cash provided by (used in) operating activities	1,653,304	(315,303)

Cash flows from investing activities
Purchases of property, plant and equipment	(304,584)	(73,231)
Net cash used in investing activities	(304,584)	(73,231)

Cash flows from financing activities
Proceeds from short-term borrowings	-	4,393,866
Repayment of short-term borrowings	(4,558,993)	-
Net cash (used in) provided by
financing activities	(4,558,993)	4,393,866

Effect of exchange rate changes on cash	22,060	978

Net (decrease) increase in cash	(3,188,213)	4,006,310

Cash, beginning of period	4,059,433	25,165
Cash, end of period	$871,220	$4,031,475

Supplemental cash flow disclosures
Interest paid	$90,672	$39,178
Income taxes paid	$475,102	$525,746

See notes to condensed financial statements.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

Yantai Tianzheng Pharmaceuticals Company Limited (the “Company”) is a company incorporated in the People’s Republic of China (“China” or the “PRC”) in October 2003.  The Company engages in the production, manufacturing and distribution, in the PRC, of herbal medicines, including capsules and other products, based on traditional Chinese medicine.

The Company’s medicines are intended to address blood circulations, viral infections, cardio-vascular issues and pain relief due to arthritis diseases.  The Company obtained drug approval numbers in China for five varieties of TCM, or Traditional Chinese Medicine, products and produces four varieties of such products, including two at national drug category in three delivery systems: tablets, granules, and capsules.  Both Zhengxintai Capsules and Fang Feng Tong Sheng Granules are listed under NDRL (National Drug Reimbursement List). Fang Feng Tong Sheng Granules are listed under EDL (Essential Drug List) with both protected and exclusive status.

2 - BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted from this report as is permitted by SEC rules and regulations.  However, the Company believes that the disclosures are adequate to make the information presented not misleading. This report should be read in conjunction with the audited financial statements and notes thereto, included in the Form 8-k filed for the year ended December 31, 2010 (“fiscal 2010”).

In the opinion of management, the accompanying unaudited condensed financial statements contain all normal and recurring adjustments necessary to present fairly the financial position, results of operations and changes in cash flows of the Company for the interim periods presented.  The results of operations for the quarter ended March 31, 2011 are not necessarily indicative of results to be expected for the entire fiscal year, which will end on December 31, 2011 (“fiscal 2011”).

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Economic and Political Risks
The Company’s operations are conducted solely in the PRC.  There are significant risks associated with doing business in the PRC, among others, political, economic, legal and foreign currency exchange risks. The Company’s results may be adversely affected by many factors, including changes in the political and social conditions in the PRC, changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation.

Use of Estimates
Management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes, and the useful lives of property, plant and equipment and intangible assets.  Actual results could differ from those estimates.

Fair Value Measurements and Fair Value of Financial Instruments
The Company adopted the guidance of Accounting Standards Codification (ASC) for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2 - Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3 - Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, restricted cash, accounts receivable, other receivables, short-term borrowings, accounts payable and accrued expenses, note payable, customer advances, and advances to suppliers approximate their fair market value based on the short-term nature of these instruments.  The fair value of intangible assets is discussed in Note 5.  The carrying value of long-term debt approximates fair value based on interest rates available to the Company for obligations with similar terms.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Restricted Cash
Restricted cash represents compensating balances for short-term bank borrowings.

Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Concentrations of Credit Risk
Cash is maintained with state-owned banks within the PRC, and no deposits are covered by insurance. The Company has not experienced any losses to date in such accounts as a result of this policy. A significant portion of the Company’s sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivable are limited due to generally short payment terms.  The Company also performs ongoing credit evaluations of customers to help further reduce credit risk.

Accounts Receivable
Accounts receivable consists of amounts due from customers. The Company extends unsecured credit to customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.  An allowance for doubtful accounts is established and determined based on management’s assessment of known requirements, aging of receivables, payment history, the customer’s current creditworthiness and the economic environment.  As of March 31, 2011 and December 31, 2010, no allowance for doubtful accounts was deemed necessary based on management’s assessment.

Inventories
Inventories are valued at the lower of cost or market. Inventory cost is determined using the weighted average method. Finished goods inventories consist of raw materials, direct labor and overhead associated with the manufacturing process. In assessing the ultimate realization of inventories, management makes judgments as to future demand requirements compared to current or committed inventory levels.  Reserve requirements may change due to projected demand requirements, market conditions and product life cycle changes.  As of March 31, 2011 and December 31, 2010, management performed a specific review of its inventory and no allowance was deemed necessary for slow-moving or defective inventories.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Intangible Assets
Intangible assets consist of pharmaceutical formulas and a land use right.  The pharmaceutical formulas, which were acquired in 2005, are considered to have indefinite useful lives. These pharmaceutical formulas were measured initially at fair value using Level 3 inputs.  Intangible assets with indefinite lives are not subject to amortization but will be tested for impairment annually or more frequently if there is indication of impairment. If the carrying amount exceeds fair value, an impairment loss is recognized.  There was no impairment of the intangible assets for the three months ended March 31, 2011 and 2010.

The land use right is stated at cost less accumulated amortization. Amortization is charged using the straight-line method over the period of the lease term.  The remaining lease term when acquired in 2004 was 47 years.

Property, Plant and Equipment
Property, plant and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.  When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. Management examines the possibility of decreases in the value of property, plant, and equipment when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Included in property, plant, and equipment is construction-in-progress which consists of factory facility under construction and includes the costs of construction.  Interest charges arising from borrowings used to finance these assets during the period of construction or installation are capitalized in construction-in-progress; no interest has been capitalized in construction-in-progress as of March 31, 2011 and December 31, 2010.  No provision for depreciation is made on construction-in-progress until such time as the relevant assets are completed and ready for their intended use. The useful lives are as follows:

Plant and buildings	40 years
Production equipment	10 years
Office equipment	5 years

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting for the Impairment of Long-Lived Assets
The Company follows the provisions of ASC Topic 360, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. Management periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC Topic 360. ASC Topic 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, management believes that, as of March 31, 2011 and December 31, 2010, there was no impairment of its long-lived assets.

Foreign Currency Translation
The Company’s reporting currency is the U.S. dollar. The functional currency is the Chinese Renminbi (“RMB”).  Results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. As a result, amounts relating to assets and liabilities reported on the statements of cash flows may not necessarily agree with the changes in the corresponding balances on the balance sheets.  Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

Assets and liabilities are translated at the exchange rates on the balance sheet dates, and revenue and expenses are translated at the average exchange rates using the following exchange rates:

	March 31, 2011	December 31, 2010	March 31, 2010

Period end US$: RMB exchange rate	6.5601	6.6118	6.8261
Average periodic US$: RMB exchange rate	6.5804	6.7788	6.8277

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

Revenue Recognition
Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

•	Persuasive evidence of an arrangement exist
•	Delivery has occurred or services have been rendered
•	The seller’s price to the buyer is fixed or determinable
•	Collectability is reasonably assured

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)
The Company accounts for sales returns by establishing an accrual in an amount equal to its estimate of sales recorded for which the related products are expected to be returned. Management determines the estimate of the sales return accrual primarily based on historical experience regarding sales returns, but also by considering other factors that could impact sales returns.  These factors include levels of inventory in the distribution channel, estimated shelf life, product discontinuances, price changes of competitive products, and introductions of competitive new products.  For the three months ended March 31, 2011 and 2010, the Company’s sales return rate was minimal and, accordingly, no provision for sales returns was recorded.

Shipping Costs
Shipping costs are included in cost of revenues and selling expense.  Shipping costs included in cost of revenues totaled $152 and $367 for the three months ended March 31, 2011 and 2010, respectively. Shipping costs included in selling expense totaled $80,610 and $47,144 for the three months ended March 31, 2011 and 2010, respectively.

Advertising and Promotion
Advertising and promotion is expensed as incurred. Advertising and promotion expenses were included in selling expense and amounted to $1,270,542 and $1,478,364 for the three months ended March 31, 2011 and 2010, respectively.

Income Taxes
The Company is governed by the Income Tax Law of the People’s Republic of China. Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income and comprehensive income in the periods that include the enactment date.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income
Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The current component of other comprehensive income is the foreign currency translation adjustment.

Retirement Benefit Plan
Full-time employees of the Company in the PRC participate in a government-mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to make contributions to the government for these benefits based on certain percentages of the employees’ salaries. Employer contributions to the retirement benefit plan totaled $17,700 and $12,384 for the three months ended March 31, 2011 and 2010, respectively.

Recent Accounting Pronouncements
The following ASC updates have been issued since the beginning of the current period covered by these financial statements:

In May 2011, FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”.  The amendments in this Update result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the Board’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. ASU 2011-04 shall be effective for public entities for interim and annual periods beginning after December 15, 2011, and should be applied prospectively. Early adoption is not permitted for public entities. For nonpublic entities, the amendments are effective for annual periods beginning after December 15, 2011, and should be applied prospectively. Nonpublic entities may elect to apply the amendments early, but no earlier than interim periods beginning after December 15, 2011. The Company does not expect that the adoption of ASU 2011-04 will have a material effect on its financial statements.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)
In June 2011, FASB issued ASU No. 2011-05 “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”. Under the amendments to Topic 220, “Comprehensive Income”, in this Update, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in this Update should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted. The Company does not expect that the adoption of ASU 2011-05 will have a material effect on its financial statements.

4 - INVENTORIES

Inventories consist of the following:

	March 31, 2011	December 31, 2010

Raw materials	$787,312	$600,348
Finished goods	469,178	568,665
Total inventories	$1,256,490	$1,169,013

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

5 - INTANGIBLE ASSETS

Intangible assets consist of the following:

	March 31,	December 31,
	2011	2010

Pharmaceutical formulas	$9,218,352	$9,146,271
Land use right, at cost	1,303,286	1,293,095
	10,521,638	10,439,366
Accumulated amortization for land use right	(179,530)	(171,306)
Intangible assets, net	$10,342,108	$10,268,060

As of March 31, 2011 and December 31, 2010, the Company has pledged its land use right having a carrying amount of $1,123,755 and $1,121,789, respectively, to secure its bank loans, as further discussed in Note 7.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

6 - PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consist of the following:

	March 31, 2011	December 31, 2010
Cost
Plant and buildings	$3,691,122	$3,328,541
Production equipment	1,514,419	1,502,577
Office equipment	86,673	85,347
	5,292,214	4,916,465
Less - Accumulated depreciation	1,306,669	1,236,691
	3,985,545	3,679,774
Construction in progress	1,025,901	1,049,110
Property, plant and equipment, net	$5,011,446	$4,728,884

Depreciation expense for the three months ended March 31, 2011 and 2010 amounted to $60,045 and $59,102, respectively.   Depreciation expense recorded in cost of revenues and selling, general and administrative expenses totaled $42,972 and $17,073 for the three months ended March 31, 2011, respectively.  Depreciation expense recorded in cost of revenues and selling, general and administrative expenses totaled $42,044 and $17,058 for the three months ended March 31, 2010, respectively.

As of March 31, 2011 and December 31, 2010, the Company’s buildings having a carrying amount of $1,459,328 and $1,836,494, respectively, were pledged as collateral to secure short-term borrowings.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

7 - SHORT-TERM BORROWINGS AND LONG-TERM DEBT

The Company obtained several loan facilities from financial institutions in the PRC, which require the full principal amount to be paid at maturity.

Short-Term Borrowings

Short-term borrowings as of March 31, 2011 consist of the following:

Loan from Financial Institution	Loan Period	Annual Interest Rate	Secured by	Amount

Binhai Rural Credit Union	August 19, 2010 to August 18, 2011.	6.90%	Company’s dormitory building and land use right	$533,528
China Citic Bank	February 23, 2011 to February 23, 2012.	7.57%	Yantai Jiahua Medical Device Co., a non-related third party	1,524,367
				$2,057,895

Short-term borrowings as of December 31, 2010 consist of the following:

Loan from Financial Institution	Loan Period	Annual Interest Rate	Secured by	Amount

Binhai Rural Credit Union	August 19, 2010 to August 18, 2011.	6.90%	Company’s dormitory building and land use right	$529,357

Evergrowing Bank - Yantai Branch	March 25, 2010 to March 24, 2011. Repaid on March 24, 2011.	5.58%	Company’s office building and land use right	4,537,342
				$5,066,699

Long-Term Debt
Long-term debt as of December 31, 2010 consists of the following:

Loan from Financial Institution	Loan Period	Annual Interest Rate	Guaranteed by	Amount

China Citic Bank	November 23, 2010 to February 23, 2011, renewed to February 23, 2012.	6.95%	Yantai Jiahua Medical Device Co., a non-related third party	$1,512,447

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

8 - ACCRUED EXPENSES

Accrued expenses as of March 31, 2011 and December 31, 2010 consist of the following:

	March 31,	December 31,
	2011	2010

Accrued payroll and welfare	$207,194	$254,654
Value Added Tax payable	534,982	534,202
Other taxes payable	85,111	80,546
Total accrued expenses	$827,287	$869,402

Value Added Tax (“VAT”)
Certain revenues are subject to output VAT, generally calculated at 17% of the selling price. Input credit relating to input VAT paid on purchases can be used to offset the output VAT.

	For the three months ended March 31,
	2011	2010

Net value added tax expenses	$1,498,339	$901,491

9 - OTHER PAYABLES

Other payables as of March 31, 2011 and December 31, 2010 consist of the following:

	March 31, 2011	December 31, 2010

Payable for construction-in-progress	$237,276	$238,384
Other	-	50,750
Total other payables	$237,276	$289,134

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

10 - INCOME TAXES

For the three months ended March 31, 2011 and 2010, the Company’s income tax provision consists of the following:

	For the three months ended March 31,
	2011	2010

Current	$556,689	$335,482
Deferred	75,650	70,485
Total income tax provision	$632,339	$405,967

PRC Tax
PRC’s legislative body, the National People’s Congress, adopted the unified Enterprise Income Tax Law on March 16, 2007. Under this tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises effective January 1, 2008.  There is no difference between the PRC statutory federal rate and the Company’s effective tax rate for the three months ended March 31, 2011 and 2010.

The Company did not recognize any interest or penalties related to unrecognized tax benefits in the three months ended March 31, 2011 and 2010, and it had no uncertain positions that would necessitate recording of tax related liability. The Company is subject to examination by the respective tax authorities.

11 - COMMITMENTS

The Company enters into various raw material purchase contracts on a monthly basis.  As of March 31, 2011, purchase commitments totaled approximately $1,080,685.

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YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

12 - SIGNIFICANT CONCENTRATIONS

Customer Concentrations
No customer constitutes greater than 10% of net revenues for the three months ended March 31, 2011 and 2010.

Supplier Concentrations
The Company has the following concentrations of business with each supplier constituting greater than 10% of  purchases of raw materials or other supplies:

	Three months ended March 31,
	2011	2010

Supplier A	19.7%	*
Supplier B	15.6%	*
Supplier C	*	22.0%
Supplier D	*	13.7%
Supplier E	*	11.6%

*Constitutes less than 10% of the Company’s purchases.

13 - STATUTORY RESERVES

According to the laws and regulations in the PRC, the Company is required to provide for certain statutory funds, namely, reserve funds by an appropriation from net profit after taxes, but before dividend distribution, based on the local statutory financial statements of the PRC company prepared in accordance with PRC generally accepted accounting principles and relevant financial regulations.

In the PRC, the Company is required to allocate at least 10% of its net income to the statutory surplus reserve fund until the balance of such fund has reached 50% of its registered capital. As of March 31, 2011 and December 31, 2010, the balance of the statutory surplus reserve fund has reached 50% of the Company’s registered capital. Appropriation of the enterprise development fund is determined at the discretion of the Company’s board of directors.  The board of directors has determined not to appropriate the enterprise development fund.

The statutory surplus reserve fund can only be used, upon approval by the relevant authority, to offset accumulated losses or increase capital. The enterprise development fund can only be used to increase capital upon approval by the relevant authority.

18

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

14 - SUBSEQUENT EVENTS

On August 8, 2011, Yantai Nirui Pharmaceuticals, Ltd. (“Yantai Nirui”), a limited liability company formed under the laws of the PRC and wholly owned by Bohai Pharmaceuticals Group, Inc., signed a purchase agreement with the shareholders of the Company to acquire 100% of the Company’s equity interests for a purchase consideration of US$35,000,000 in aggregate, payable in four installments of which the RMB equivalent to US$6,000,000 will be paid on or before the tenth (10) calendar day after the Execution Date (the execution date of the Share Transfer Agreement), the RMB equivalent to US$12,000,000 will be paid on or before the six (6) months after the Execution Date, the RMB equivalent to US$12,000,000 will be paid on or before the twelve (12) months after the Execution Date, and the RMB equivalent to US$5,000,000 will be paid on or before the eighteen (18) months after the Execution Date. The Agreement is subject to a three month transition period with associated covenants and obligations as well as certain precondition requirements, as defined, prior to each scheduled installment payment.

In the event that Yantan Nirui fails to pay any of the installments when due, such outstanding installment will be automatically converted into a two-year term loan owed by Yantai Nirui to the Shareholders (the “Conversion Date”), with interest accruing on any unpaid portion of such loan from its due date until such installment is paid in full at the rate of six percent (6%) per annum.  As long as such interest payments are made on a timely basis and the outstanding principal of such loan and interest are satisfied in full within 2 years after the Conversion Date, Yantai Nirui will not be deemed in breach or default under the SPA and will continue to possess full control and legal ownership over the Shares. Furthermore, even in the event of non-payment by Yantai Nirui of any principal or interest under the loans as described above, or in the event of any other breach or default by Yantai Nirui of the SPA, the Shareholders remedies against Yantai Nurui are limited solely to monetary damages, and in all instances the Shareholders will have no right to reclaim ownership of the Shares or demand that Yantai Nirui in any way revert control or legal ownership over the Shares back to the Shareholders.

The Company has an agreement with Yantai Bohai Pharmaceuticals Group (a variable interest entity of Yantai Shencaojishi Pharmaceuticals Co. (WOFE) whose parent company is Bohai Pharmaceuticals Group, Inc.) for the use of one of Yantai Bohai Pharmaceuticals Group Co., Ltd.’s registered trademarks on five types of the Company’s products.  The agreement is effective from February 22, 2008 to February 17, 2013. There is no fee associated with the usage of the registered trademark.

These financial statements were approved by management and available for issuance on August 9, 2011.  Management has evaluated subsequent events through this date.

19

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2010 AND 2009

AND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Yantai Tianzheng Pharmaceuticals Co., Ltd.

We have audited the accompanying balance sheets of Yantai Tianzheng Pharmaceuticals Co., Ltd. (the “Company”) as of December 31, 2010 and 2009, and the related statements of income and comprehensive income, changes in shareholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

June 27, 2011

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

BALANCE SHEETS

	December 31,
	2010	2009
ASSETS
Current assets
Cash	$4,059,433	$25,165
Restricted cash	378,112	892,178
Accounts receivable	5,407,304	4,130,234
Advances to suppliers	-	146,259
Inventories	1,169,013	595,243
Other current assets	10,748	906,230
Total current assets	11,024,610	6,695,309

Noncurrent assets
Property, plant and equipment, net	4,728,884	3,799,398
Intangible assets	10,268,060	9,955,936
Total noncurrent assets	14,996,944	13,755,334
Total assets	$26,021,554	$20,450,643

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,918,853	$4,628,404
Banker’s acceptance	-	877,552
Accrued expenses	869,402	532,122
Sales commissions payable	40,998	1,743,268
Other payables	289,134	1,664,417
Advances from customers	166,369	22,474
Income taxes payable	821,915	748,509
Short-term borrowings	5,066,699	1,974,492
Total current liabilities	9,173,370	12,191,238

Noncurrent liabilities
Long-term debt	1,512,447	-
Deferred tax liability	1,073,413	756,478
Total noncurrent liabilities	2,585,860	756,478
Total liabilities	11,759,230	12,947,716

Commitments

Shareholders’ equity
Registered capital	1,206,753	1,206,753
Accumulated other comprehensive income	678,449	262,446
Statutory reserves	730,234	730,234
Retained earnings	11,646,888	5,303,494
Total shareholders’ equity	14,262,324	7,502,927
Total liabilities and shareholders’ equity	$26,021,554	$20,450,643

See notes to financial statements.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2010	2009

Net revenues	$37,929,085	$23,638,379

Cost of revenues	9,675,016	5,606,898

Gross profit	28,254,069	18,031,481

Selling, general and administrative expenses	19,414,543	12,056,764
Income from operations	8,839,526	5,974,717

Other income (expenses)
Interest income	11,039	2,137
Interest expense	(324,229)	(225,780)
Loss on disposal of property, plant and equipment	(68,476)	-
Total other income (expenses)	(381,666)	(223,643)

Income before provision for income taxes	8,457,860	5,751,074

Provision for income taxes	(2,114,466)	(1,437,768)

Net income	6,343,394	4,313,306

Other comprehensive income
Unrealized foreign currency translation gain	416,003	10,240

Comprehensive income	$6,759,397	$4,323,546

See notes to financial statements.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

		Accumulated
		Other			Total
	Registered	Comprehensive	Statutory	Retained	Shareholders’
	Capital	Income	Reserves	Earnings	Equity
Balance, January 1, 2009	$1,206,753	$252,206	$341,394	$1,379,028	$3,179,381
Net income	-	-	-	4,313,306	4,313,306
Transfer to statutory reserves	-	-	388,840	(388,840)	-
Foreign currency translation gain	-	10,240	-	-	10,240
Balance at December 31, 2009	1,206,753	262,446	730,234	5,303,494	7,502,927
Net income	-	-	-	6,343,394	6,343,394
Foreign currency translation gain	-	416,003	-	-	416,003
Balance at December 31, 2010	$1,206,753	$678,449	$730,234	$11,646,888	$14,262,324

See notes to financial statements.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2010	2009
Cash flows from operating activities
Net income	$6,343,394	$4,313,306
Adjustments to reconcile net income to net cash
provided by operating activities
Depreciation	238,924	244,639
Amortization	26,608	26,367
Loss on disposal of property, plant and equipment	67,001	-
Deferred income tax provision	281,532	281,395
Changes in operating assets and liabilities
Increase in accounts receivable	(1,108,276)	(967,083)
Decrease (increase) in other current assets	903,554	(877,864)
Increase in inventories	(539,840)	(2,500)
Decrease in prepayment	-	34,109
Decrease in advances to suppliers	147,519	-
Increase in accrued expenses	311,274	70,608
Decrease in accounts payable	(2,796,697)	(1,506,098)
Decrease in other payables	(1,396,743)	(273,991)
(Decrease) increase in sales commissions payable	(1,718,299)	698,994
(Decrease) increase in advances from customers	139,603	(313,751)
Increase in income taxes payable	46,709	194,297
Net cash provided by operating activities	946,263	1,922,428

Cash flows used in investing activities
Purchases of property, plant and equipment	(1,086,178)	(2,457)
Net cash used in investing activities	(1,086,178)	(2,457)

Cash flows from financing activities
Proceeds from short-term borrowings	4,904,618	1,973,425
Repayment of short-term borrowings	(1,991,503)	(3,873,759)
Proceeds from long-term debt	1,512,447	-
Changes in restricted cash	531,067	(891,403)
Proceeds from (repayment of) banker’s acceptance	(885,112)	877,078
Net cash provided by (used in) financing activities	4,071,517	(1,914,659)

Effect of exchange rate changes on cash	102,666	51

Net increase in cash	4,034,268	5,363

Cash, beginning of year	25,165	19,802
Cash, end of year	$4,059,433	$25,165

Supplemental cash flow disclosures
Interest paid	$302,079	$188,878
Income taxes paid	$1,786,225	$869,812

See notes to financial statements.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

Yantai Tianzheng Pharmaceuticals Company Limited (the “Company”), is a company incorporated in the People’s Republic of China (“China” or the “PRC”) in October 2003.  The Company engages in the production, manufacturing and distribution, in the PRC, of herbal medicines, including capsules and other products, based on traditional Chinese medicine.

The Company’s medicines are intended to address blood circulations, viral infections, cardio-vascular issues and pain relief due to arthritis diseases.  The Company obtained drug approval numbers in China for five varieties of TCM, or Traditional Chinese Medicine, products and produces four varieties of such products, including two at national drug category in three delivery systems: tablets, granules, and capsules.  Both Zhengxintai Capsules and Fang Feng Tong Sheng Granules are listed under NDRL (National Drug Reimbursement List). Fang Feng Tong Sheng Granules is listed under EDL (Essential Drug List) with both protected and exclusive status.

2 - BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Economic and Political Risks
The Company’s operations are conducted solely in the PRC.  There are significant risks associated with doing business in the PRC, among others, political, economic, legal and foreign currency exchange risks. The Company’s results may be adversely affected by many factors, including changes in the political and social conditions in the PRC, changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation.

Use of Estimates
Management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes, and the useful lives of property, plant and equipment and intangible assets.  Actual results could differ from those estimates.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements and Fair Value of Financial Instruments
The Company adopted the guidance of Accounting Standards Codification, (ASC) for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2 - Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3 - Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, restricted cash, accounts receivable, other receivables, short-term borrowings, accounts payable and accrued expenses, note payable, customer advances, and advances to suppliers approximate their fair market value based on the short-term nature of these instruments.  The fair value of intangible assets is discussed in Note 7.  The carrying value of long-term debt approximates fair value based on interest rates available to the Company for obligations with similar terms.

Restricted Cash
Restricted cash represents compensating balances for short-term bank borrowings and notes payable.

Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Concentrations of Credit Risk
Cash is maintained with state-owned banks within the PRC, and no deposits are covered by insurance. The Company has not experienced any losses to date in such accounts as a result of this policy. A significant portion of the Company’s sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivable are limited due to generally short payment terms.  The Company also performs ongoing credit evaluations of customers to help further reduce credit risk.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable
Accounts receivable consists of amounts due from customers. The Company extends unsecured credit to customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.  Accounts receivable are considered past due after 60 days.  An allowance for doubtful accounts is established and determined based on management’s assessment of known requirements, aging of  receivables, payment history, the customer’s current creditworthiness and the economic environment.  Accounts receivable aged three years that cannot be collected after exhaustive efforts will be written off. As of December 31, 2010 and 2009, no allowance for doubtful accounts was deemed necessary based on management’s assessment.

Inventories
Inventories are valued at the lower of cost or market. Inventories cost is determined using the weighted average method. Finished goods inventories consist of raw materials, direct labor and overhead associated with the manufacturing process. In assessing the ultimate realization of inventories, management makes judgments as to future demand requirements compared to current or committed inventory levels.  Our reserve requirements generally increase/decrease due to management’s projected demand requirements, market conditions and product life cycle changes.  As of December 31, 2010 and 2009, management did not consider it necessary to provide an allowance for slow-moving or defective inventories.

Intangible Assets
Intangible assets consist of pharmaceutical formulas and a land use right.  The pharmaceutical formulas, which were acquired in 2005, are considered to have indefinite useful lives. These pharmaceutical formulas were measured initially at fair value using Level 3 inputs.  Intangible assets with indefinite lives are not subject to amortization but will be tested for impairment annually or more frequently if there is indication of impairment. If the carrying amount exceeds fair value, an impairment loss is recognized.  There was no impairment of the intangible assets for the years ended December 31, 2010 and 2009.

The land use right is stated at cost less accumulated amortization. Amortization is charged using the straight-line method over the period of the lease term.  The remaining lease term when acquired in 2004 was 47.3 years.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment
Property, plant and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.  When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. Management examines the possibility of decreases in the value of property, plant, and equipment when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Included in property, plant, and equipment is construction-in-progress which consists of factory facility under construction and includes the costs of construction.  Interest charges arising from borrowings used to finance these assets during the period of construction or installation are capitalized in construction-in-progress; no interest has been capitalized in construction-in-progress as of December 31, 2010 and 2009.  No provision for depreciation is made on construction-in-progress until such time as the relevant assets are completed and ready for their intended use. The useful lives are as follows:

Plant and buildings	40 years
Production equipment	10 years
Office equipment	5 years

Accounting for the Impairment of Long-Lived Assets
The Company follows the provisions of ASC Topic 360, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. Management periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC Topic 360. ASC Topic 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, management believes that, as of December 31, 2010 and 2009, there was no impairment of its long-lived assets.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Translation
The Company’s reporting currency is the U.S. dollar. The functional currency is the Chinese Renminbi (“RMB”).  Results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. As a result, amounts relating to assets and liabilities reported on the statements of cash flows may not necessarily agree with the changes in the corresponding balances on the balance sheets.  Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

Assets and liabilities are translated at the exchange rates on the balance sheet dates, and revenue and expenses are translated at the average exchange rates using the following exchange rates:

	December 31,
	2010	2009

Period end US$: RMB exchange rate	6.6118	6.8372
Average periodic US$: RMB exchange rate	6.7788	6.8409

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

Revenue Recognition
Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

•	Persuasive evidence of an arrangement exist
•	Delivery has occurred or services have been rendered
•	The seller’s price to the buyer is fixed or determinable
•	Collectability is reasonably assured

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)
The Company accounts for sales returns by establishing an accrual in an amount equal to our estimate of sales recorded for which the related products are expected to be returned. Management determines the estimate of the sales return accrual primarily based on our historical experience regarding sales returns, but also by considering other factors that could impact sales returns.  These factors include levels of inventory in the distribution channel, estimated shelf life, product discontinuances, and price changes of competitive products, introductions of generic products and introductions of competitive new products.  For the years ended December 31, 2010 and 2009, the Company’s sales return rate was low and, accordingly, no provision for sales returns was recorded.

Cost of Revenues
Cost of revenues consists primarily of raw material costs, labor cost, overhead costs associated with the manufacturing process and related expenses which are directly attributable to revenues.

Shipping Costs
Shipping costs are included in cost of revenues and selling expense.  Shipping costs included in cost of revenues totaled $24,499 and $59,985 for the years ended December 31, 2010 and 2009, respectively. Shipping costs included in selling expense totaled $270,443 and $168,258 for the years ended December 31, 2010 and 2009, respectively.

Advertising and Promotion
Advertising and promotion is expensed as incurred. Advertising and promotion expenses were included in selling expense and amounted to $7,014,481 and $3,522,738 for the years ended December 31, 2010 and 2009, respectively.

Income Taxes
The Company is governed by the Income Tax Law of the People’s Republic of China. Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income and comprehensive income in the periods that includes the enactment date.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income
Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The current component of other comprehensive income is the foreign currency translation adjustment.

Retirement Benefit Plans
Full-time employees of the Company in the PRC participate in a government-mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to make contributions to the government for these benefits based on certain percentages of the employees’ salaries.

Recent Accounting Pronouncements
The following ASC updates have been issued, or became effective, since the beginning of the current year covered by these financial statements:

In June 2009, the FASB issued ASC 810, “Amendments to FASB Interpretation No.46(R)”. ASC 810 amends FASB Interpretation No.46(R), “Variable Interest Entities” for determining whether an entity is a Variable Interest Entity (“VIE”) and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. Under ASC 810, an enterprise has a controlling financial interest when it has (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. ASC 810 also requires an enterprise to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed when determining whether it has power to direct the activities of the VIE that most significantly impact the entity’s economic performance. ASC 810 also requires ongoing assessments of whether an enterprise is the primary beneficiary of a VIE, requires enhanced disclosures and eliminates the scope exclusion for qualifying special-purpose entities. ASC 810 is effective as of the beginning of each reporting entity’ s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The adoption of ASC 810 did not have an impact on the Company’s financial statements.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)
In December 2009, the FASB issued ASU No. 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities”.  ASU 2009-17 amends the VIE guidance in FASB ASC 810-10-05-8 to clarify the accounting treatment for legal entities in which equity investors do not have sufficient equity at risk for the entity to finance its activities without financial support. ASU 2009-17 shall be effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009. The adoption of ASU 2009-17 did not have a material impact on the Company’s financial statements.

In January 2010, FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements”. This update provides amendments to Subtopic 820-10 that requires new disclosure as follows: (1) Transfers in and out of Levels 1 and 2.  A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers, and (2) Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). This update provides amendments to Subtopic 820-10 that clarifies existing disclosures as follows: (1) Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities. (2) Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. These disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption ASU No. 2010-06 beginning January 1, 2010 did not have a material impact on the Company’s financial statements.

In April 2010, the FASB issued ASU 2010-13, “Compensation-Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades - a consensus of the FASB Emerging Issues Task Force”.  The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010.  Earlier application is permitted.  The Company does not expect the provisions of ASU 2010-13 to have a material effect on its financial position, results of operations or cash flows.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)
In May 2011, FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”.  The amendments in this Update result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the Board’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing  information about fair value measurements. ASU 2011-04 shall be effective for public entities for interim and annual periods beginning after December 15, 2011, and should be applied prospectively. Early adoption is not permitted for public entities. For nonpublic entities, the amendments are effective for annual periods beginning after December 15, 2011, and should be applied prospectively. Nonpublic entities may elect to apply the amendments early, but no earlier than interim periods beginning after December 15, 2011. The Company does not expect that the adoption of ASU 2011-04 will have a material effect on its financial statements.

In June 2011, FASB issued ASU No. 2011-05 “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”. Under the amendments to Topic 220, “Comprehensive Income”, in this Update, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The amendments in this Update should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted. The Company does not expect that the adoption of ASU 2011-04 will have a material effect on its financial statements.

Subsequent Events
These financial statements were approved by management and available for issuance on June 27, 2011.  Management has evaluated subsequent events through this date.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

4 - RESTRICTED CASH

Restricted cash serves as compensating balances for the short-term borrowings and banker’s acceptance.  Restricted cash consists of the following:

	December 31,
	2010	2009
Compensating balance
Short-term borrowings	$378,112	$365,647
Banker’s acceptance	-	526,531
Total restricted cash	$378,112	$892,178

5 - OTHER CURRENT ASSETS

Other current assets consist of the following:

	December 31,
	2010	2009

Other receivable	$7,877	$28,678
Other receivable from a third party	-	877,552
Other assets	2,871	-
Total other current assets	$10,748	$906,230

As of December 31, 2009, the Company applied for a banker’s acceptance on behalf of a third party and recorded in other receivable for a corresponding amount due from this third party.  The amount has been received from the third party by December 2010. The corresponding amount for the banker’s acceptance has been repaid in 2010.

6 - INVENTORIES

Inventories consist of the following:

	December 31,
	2010	2009

Raw materials	$600,348	$380,673
Finished goods	568,665	214,570
Total inventories	$1,169,013	$595,243

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

7 - INTANGIBLE ASSETS

Intangible assets consist of the following:

	December 31,
	2010	2009

Pharmaceutical formulas	$9,146,271	$8,844,748
Land use right, at cost	1,293,095	1,250,466
	10,439,366	10,095,214
Accumulated amortization for land use right	(171,306)	(139,278)
Intangible assets, net	$10,268,060	$9,955,936

The fair value of the pharmaceutical formulas and the land use right at December 31, 2010 is $9,666,203 and $1,363,018, respectively, based on future cash flows (Level 3 inputs).

Future estimated aggregate amortization expenses for the land use right for the five succeeding years and thereafter are as follows:

Year Ending December 31,

2011	$27,280
2012	27,280
2013	27,280
2014	27,280
2015	27,280
Thereafter	985,389
$1,121,789

As of December 31, 2010 and 2009, the Company has pledged its land use right having a carrying amount of $1,121,789 and $1,111,188, respectively, to secure its bank loans, as further discussed in Note 9.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

8 - PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consist of the following:

	December 31,
	2010	2009
Cost
Plant and buildings	$3,328,541	$3,217,691
Production equipment	1,502,577	1,482,295
Office equipment	85,347	81,223
	4,916,465	4,781,209
Less - Accumulated depreciation	1,236,691	981,811
	3,679,774	3,799,398
Construction in progress	1,049,110	-
Property, plant and equipment, net	$4,728,884	$3,799,398

Depreciation expense for the years ended December 31, 2010 and 2009 amounted to $238,924 and $244,639, respectively.   Depreciation expense recorded in cost of revenues and selling, general and administrative expenses totaled $170,782 and $68,142 for the year ended December 31, 2010, respectively.  Depreciation expense recorded in cost of revenues and selling, general and administrative expenses totaled $178,622 and $66,017 for the year ended December 31, 2009, respectively.

As of December 31, 2010 and 2009, The Company’s buildings having a carrying amount of $1,836,494 and $1,826,693, respectively, were pledged as collateral to secure short-term borrowings.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

9 - SHORT-TERM BORROWINGS AND LONG-TERM DEBT

The Company obtained several loan facilities from financial institutions in the PRC, which require the full principal amount to be paid at maturity.

Short-Term Borrowings
Short-term borrowings as of December 31, 2010 consist of the following:

Loan from Financial Institution	Loan Period	Annual Interest Rate	Secured by	Amount

Binhai Rural Credit Union	August 19, 2010 to August 18, 2011	6.90%	Company’s dormitory building and land use right	$529,357

Evergrowing Bank - Yantai Branch	March 25, 2010 to March 24, 2011. Repaid on March 24, 2011.	5.58%	Company’s office building and land use right	4,537,342
				$5,066,699

Short-term borrowings as of December 31, 2009 consist of the following:

Loan from Financial Institution	Loan Period	Annual Interest Rate	Secured by	Amount

Binhai Rural Credit Union	August 13, 2009 to August 10, 2010	6.90%	Company’s dormitory building and land use right	$511,905

China Citic Bank	November 24, 2009 to November 24, 2010	6.37%	Guaranteed by Yantai Jiahua Medical Device Co., a third party	1,462,587
				$1,974,492

Long-Term Debt
Long-term debt as of December 31, 2010 consists of the following:

Loan from Financial Institution	Loan Period	Annual Interest Rate	Guaranteed by	Amount

China Citic Bank	November 23, 2010 to February 23, 2011, renewed to February 23, 2012.	6.95%	Yantai Jiahua Medical Device Co., a third party	$1,512,447

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

10 - ACCRUED EXPENSES

Accrued expenses as of December 31, 2010 and 2009 consist of the following:

	December 31,
	2010	2009

Accrued payroll and welfare	$254,654	$157,474
Value added tax payable	534,202	319,897
Other taxes payable	80,546	54,751
Total accrued expenses	$869,402	$532,122

11 - OTHER PAYABLES

Other payables as of December 31, 2010 and 2009 consist of the following:

	December 31,
	2010	2009

Payable for construction-in-progress	$238,384	$259,778
Other payable to a third party	-	1,359,686
Other	50,750	44,953
Total other payables	$289,134	$1,664,417

Other payable to a third party represents the amount borrowed from a third party company for operating cash flow purposes and has been repaid in 2010.  There was no interest on the borrowing.

12 - INCOME TAXES

For the years ended December 31, 2010 and 2009, the Company’s income tax provision consists of the following:

	2010	2009

Current	$1,832,934	$1,156,373
Deferred	281,532	281,395
Total income tax provision	$2,114,466	$1,437,768

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

12 - INCOME TAXES (Continued)

PRC Tax
PRC’s legislative body, the National People’s Congress, adopted the unified Enterprise Income Tax Law on March 16, 2007. Under this tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises effective January 1, 2008.  There is no difference between the PRC statutory federal rate and the Company’s effective tax rate for the years ended December 31, 2010 and 2009.

The Company’s deferred tax liability as of December 31, 2010 and 2009 is as follows:

	December 31,
	2010	2009

Intangible assets amortization for tax purpose	$1,073,413	$756,478

The Company has no deferred tax assets.

Value Added Tax (“VAT”)

Certain revenues are subject to output VAT, generally calculated at 17% of the selling price. Input credit relating to input VAT paid on purchases can be used to offset the output VAT.

	December 31,
	2010	2009

Net value added tax expenses	$4,976,990	$3,233,173

The Company did not recognize any interest or penalties related to unrecognized tax benefits in the years ended December 31, 2010 and 2009, and it had no uncertain positions that would necessitate recording of tax related liability. The Company is subject to examination by the respective tax authorities.

YANTAI TIANZHENG PHARMACEUTICALS COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

13 - COMMITMENTS

The Company enters into various raw material purchase contracts on a monthly basis.  As of December 31, 2010, purchase commitments totaled approximately $600,220.

14 - SIGNIFICANT CONCENTRATIONS

Customer Concentrations
No customer constitutes greater than 10% of net revenues for the years ended December 31, 2010 and 2009.

Supplier Concentrations
The Company has the following concentrations of business with each supplier constituting greater than 10% of our purchases of raw materials or other supplies:

	2010	2009

Yantai Medicine Procurement and Supply Station	18.6%	14.2%
Anhui DeChang Pharmaceutical Co. Ltd.	15.1	*
Anguo Jinkangdi Chinese Herbal Medicine Co. Ltd	11.1	*
Yishui Hengyuan Plastic Industry Co., Ltd.	10.5	*
Hao Zhou City Qian Cao Herbal Medicine Co. Ltd	*	22.1

*Constitutes less than 10% of the Company’s purchases.

15 - STATUTORY RESERVES

According to the laws and regulations in the PRC, the Company is required to provide for certain statutory funds, namely, reserve funds by an appropriation from net profit after taxes, but before dividend distribution, based on the local statutory financial statements of the PRC company prepared in accordance with PRC generally accepted accounting principles and relevant financial regulations.

In the PRC, the Company is required to allocate at least 10% of its net income to the statutory surplus reserve fund until the balance of such fund has reached 50% of its registered capital. As of December 31, 2010 and 2009, the balance of the statutory surplus reserve fund has reached 50% of the Company’s registered capital. Appropriation of the enterprise development fund is determined at the discretion of the Company’s board of directors.  The board of directors has determined not to appropriate the enterprise development fund.

The statutory surplus reserve fund can only be used, upon approval by the relevant authority, to offset accumulated losses or increase capital. The enterprise development fund can only be used to increase capital upon approval by the relevant authority.

Bohai Pharmaceuticals Group Inc. and Subsidiaries

Unaudited Pro-forma Condensed Consolidated Financial Statements

(Stated in US Dollars)

Bohai Pharmaceuticals Group Inc. and Subsidiaries

Bohai Pharmaceuticals Group Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended
June 30, 2010

	Bohai	Yantai	Pro Forma
	Pharmaceuticals	Tianzheng
		(Unaudited)	(Unaudited)

Net revenues	$60,218,452	$26,126,729	$86,345,181

Cost of revenues	11,118,851	6,310,199	17,428,780

Gross profit	49,099,871	19,816,530	68,916,401

Selling, general and administrative expenses	36,253,075	13,207,006	49,460,081

Income from operations	12,846,796	6,609,524	19,456,320

Other income (expenses)
Other income (expense)	126,573	(1,785)	124,788

Interest income	-	(28,564)	(28,564)
Amortization of deferred financing fees	(510,717)	-	(510,717)

Interest expenses	(926,235)	(303,488)	(1,229,723)
Change in fair value of derivative liabilities	925,063	-	925,063

Total other income (expenses)	(385,315)	(333,837)	(719,152)

Income before provision for income taxes	12,461,481	6,275,687	18,737,168

Provision for income taxes	(2,973,289)	(1,568,922)	(4,542,211)

Net income	$9,488,192	$4,706,765	$14,194,957

Comprehensive income:
Net income	9,488,192	4,706,765	14,194,957
Other comprehensive income
Unrealized foreign currency translation gain	135,653	41,258	176,911
Comprehensive income	$9,623,845	$4,748,023	$14,371,868

Earnings per common share

Basic	$0.64	$0.32 (a)	$0.96

Diluted	$0.57	$0.27 (a)	$0.84

Weighted average common shares outstanding

Basic	14,722,055	14,722,055	14,722,055

Diluted	17,569,315	17,569,315	17,569,315

2

 Bohai Pharmaceuticals Group Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended March 31, 2011

	Bohai	Yantai	Pro Forma
	Pharmaceuticals	Tianzheng
	(Unaudited)	(Unaudited)	(Unaudited)

Net revenues	$61,289,991	$35,436,847	$96,726,838

Cost of revenues	13,341,860	9,233,381	22,575,241

Gross profit	47,948,132	26,203,466	74,151,598

Selling, general and administrative expenses	32,565,981	18,379,160	50,945,141

Income from operations	15,382,151	7,824,306	23,206,457

Other income (expenses)
Other expense, net	97,433	(68,019)	29,414
Interest income	40,673	11,388	52,061
Amortization of deferred financing fees	(736,224)	-	(736,224)
Interest expenses	(2,203,775)	(291,254)	(2,495,029)
Change in fair value of derivative liabilities	3,181,603	-	3,181,603

Total other income (expenses)	379,710	(347,885)	31,825

Income before provision for income taxes	15,761,861	7,476,421	23,238,282

Provision for income taxes	(3,523,145)	(1,869,105)	(5,392,250)

Net income	$12,238,716	$5,607,316	$17,846,032

Comprehensive income:
Net income	12,238,716	5,607,316	17,846,032
Other comprehensive income
Unrealized foreign currency translation gain	2,144,849	462,415	2,607,264
Comprehensive income	$14,383,565	$6,069,731	$20,453,296

Earnings per common share
Basic	$0.72	$0.33 (a)	$1.05
Diluted	$0.59	$0.25 (a)	$0.84

Weighted average common shares outstanding
Basic	16,988,489	16,988,489	16,988,489
Diluted	22,439,202	22,439,202	22,439,202

3

Bohai Pharmaceuticals Group Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011

	Bohai	Yantai	Pro Forma
	Pharmaceuticals	Tianzheng	Adjustment		Pro Forma
			(unaudited)		(unaudited)
ASSETS
Current assets:

Cash	$10,665,517	$871,220	$-		$11,536,737

Restricted cash	220,043	381,092	-		601,135

Accounts receivable	14,798,323	6,170,437	-		20,968,760
Other receivables and prepayments	2,006,268	48,014	-		2,054,282

Inventories	1,997,545	1,256,490	-		3,254,035

Total current assets	29,687,697	8,727,253	-		38,414,950

Non-current assets
Property, plant and equipment, net	7,925,075	5,011,446	849,050	(b)	13,785,571
Prepayment for land use right	14,839,957	-	-		14,839,957
Intangible assets	25,278,154	10,342,108	14,396,510	(b)	50,016,772
Deferred fees on convertible notes	719,819	-	-		719,819
Goodwill	-	-	7,288,223	(b)	7,288,223

Total non-current assets	48,763,005	15,353,554	22,533,783		86,650,342

TOTAL ASSETS	$78,450,702	$24,080,807	$22,533,783		$125,065,292

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,466,525	$2,405,667	$-		$3,872,192
Other accrued liabilities	4,909,783	827,287	-		5,737,070
Other payable	-	279,206	-		279,206
Advance from customers	-	167,680	-		167,680
Amount due to equity holder	11,980	-	-		11,980
Income taxes payable	945,678	910,232	-		1,855,910
Short-term borrowings	905,618	2,057,895	-		2,963,513
Payable to former shareholder of Tianzheng for Tianzheng acquisition	-	-	18,000,000	(b)	18,000,000

Total current liabilities	8,239,584	6,647,967	18,000,000		32,887,551

Non-current liabilities
Payable to former shareholder of Tianzheng for Tianzheng acquisition	-	-	17,000,000	(b)	17,000,000
Derivative liabilities - investor and agent warrants	2,300,325	-	-		2,300,325
Convertible notes, net of discount	438,743	-	-		438,743
Deferred tax liabilities	-	1,155,233	3,811,390	(c)	4,966,623

Total non-current liabilities	2,739,068	1,155,233	20,811,390		24,705,691

TOTAL LIABILITIES	10,978,652	7,803,200	38,811,390		57,593,242

STOCKHOLDERS' EQUITY
Common stock , $0.001 par value, 150,000,000 shares authorized, 17,821,085 shares issued and outstanding as of March 31, 2011	17,821	-	-		17,821
Registered capital	-	1,206,753	(1,206,753	)(b)	-
Additional paid-in capital	18,320,431	-	-		18,320,431
Accumulated other comprehensive income	2,771,433	796,717	(796,717	)(b)	2,771,433
Statutory reserves	2,201,817	730,234	(730,234	)(b)	2,201,817
Retained earnings	44,160,548	13,543,903	(13,543,903	)(b)	44,160,548

Total stockholders’ equity	67,472,050	16,277,607	(16,277,607)		67,472,050

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$78,450,702	$24,080,807	$22,533,783		$125,065,292

4

Bohai Pharmaceuticals Group Inc. and Subsidiaries
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	ORGANIZATION AND BASIS OF PRESENTATION

On August 8, 2011, Bohai Pharmaceuticals Group, Inc. (‘us”, “Bohai Pharmaceuticals”), or “the Company”) acquired 100% equity interest in Yantai Tianzheng Pharmaceuticals Company Limited (“Yantai Tianzheng”), a PRC company for purchase consideration of $35,000,000, payable in cash in four installments (but subject to certain conditions being met by Yantai Tianzheng) of which the RMB equivalent to US$6,000,000 will be paid on or before the tenth (10) calendar days after the Execution Date (the execution date of the Share Transfer Agreement), the RMB equivalent to $12,000,000 US dollars will be paid on or before the six (6) months after the Execution Date, the RMB equivalent to US$12,000,000 will be paid on or before the twelve (12) months after the Execution Date, and the RMB equivalent to $5,000,000 US dollars will be paid on or before the eighteen (18) months after the Execution Date.  In the event that the Company fails to pay any of the Installments when due, such outstanding Installment shall be automatically converted into a two-year term loan (a “Default Loan”) with a six percent (6%) annual interest rate which shall be owed by the Company to Yantai Tianzheng. This acquisition was undertaken pursuant to a Share Transfer Agreement entered into between Yantai Nirui Pharmaceutical Co., Ltd., a newly formed PRC company and an indirect, wholly owned subsidiary of our company, and the three shareholders of Yantai Tianzheng.

The purchase price for Yantai Tianzheng was allocated to fair value of the tangible assets acquired and liabilities assumed, customer lists, pharmaceutical formulas, and other intangible assets.  Other than property, plant and equipment, the estimated fair value of the tangible assets acquired and liabilities assumed approximated the historical cost basis.  The excess of the purchase price over the fair value of the net assets was allocated to goodwill.

The unaudited pro forma condensed consolidated financial statements (“pro forma statements”) have been compiled from and include the pro forma statements of income for the twelve months ended June 30, 2010 and the nine months ended March 31, 2011, give effect to the business combination of our subsidiary Bohai Pharmaceuticals and Yantai Tianzheng, as if it had occurred at the beginning of the periods presented.  The unaudited pro forma condensed consolidated balance sheet combining the balance sheet of Bohai Pharmaceuticals as of  March 31, 2011 with balance sheet of Yantai Tianzheng as of March 31, 2011, as if the business combination had occurred on that date. This pro forma statement does not contain all the information required for annual financial statements. Accordingly, it should be read in conjunction with the most recent annual and interim financial statements of the Company.

Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial data. The unaudited pro forma financial statement information has been provided for informational purposes only and should not be considered indicative of the Company’s financial position or results of operations. In addition, the unaudited pro forma financial statement information does not purport to represent the future financial position or results of operations of the Company.

It is management's opinion that this unaudited pro forma financial statement includes all adjustments necessary for the fair presentation of the proposed transaction in accordance with US GAAP. The pro forma statement is not intended to reflect the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated.

2.	Pro-forma Adjustments

The pro forma statement incorporates the following pro forma adjustments:

(a)	The adjustments reflect the effect on basic and diluted earnings per share for combining Yantai Tianzheng’s net income for the periods presented.

(b)
The adjustments reflect the fair value of the property, plant and equipment, intangible assets, and the acquisition price payable as if the acquisition occurred on March 31, 2011. In addition, the adjustments also eliminate the original capitalization and retained earnings of Tianzheng.

 (c)  The adjustment reflects the deferred tax liabilities arising from the temporary difference between the income tax and financial reporting bases of assets acquired.

3.	Reclassification

Sales tax of $953,729 for Bohai Pharmaceutical’s year ended June 30, 2010 has been reclassified from net revenue to cost of revenue to confirm with the current presentation.  The reclassification has no impact on the net income for the year ended June 30, 2010.

5